Events after the reporting year	12 Months Ended
Jun. 30, 2024
Events after the reporting year
Events after the reporting year

31.    Events after the reporting year

The company announced on July 16, 2024, the consolidation of its distribution and shipping functions into its newly opened distribution center in Leipzig, Germany, which already covers 80% of all customer shipments. As a result, the distribution center in Heimstetten, Germany will be closed as part of its strategic focus on global growth, operational excellence and continued profitability. The closure is expected to be completed as of our reporting date of September 12,2024. Since the communication to the affected parties was made subsequent to our year end June 30,2024, it is considered a non-adjusting event under IAS 10. A restructuring provision will be recognized only when the company has a detailed formal plan for the restructuring and has raised a valid expectation in those affected that it will carry out the restructuring by starting to implement that plan or announcing its main features to those affected by it. The estimated costs associated with the closure, including severance payments and other expenses estimated to be around € 5 million EUR, will be recognized in the financial statements for the year ending June 30, 2025.

Beginning with fiscal year 2025, the Mytheresa Group executed a new long-term incentive compensation (“LTI”) program for members of the top management under the MYT Netherlands Omnibus Incentive Compensation Plan. The LTI for fiscal year 2025 is a three-year, long-term incentive program as combination of awarded performance share units, option awards and awarded restricted stock units. The performance share units are based on the company’s performance over the three-year period and vest after three years. The restricted stock units and option awards vest annually during the three-year period. The estimated expense for fiscal year 2025 will be approximately €6.8 million.